AUNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 702 1404

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2019 Zander Therapeutics, Inc. (“Zander”), KCL Therapeutics, Inc. (“KCL”) and Regen Biopharma, Inc. (“Regen”) entered into an agreement (“Agreement”) whereby:

1) Zander shall return for cancellation 194,285,714 shares of the Series A Preferred stock of Regen (“Conversion Shares”) acquired by Zander through conversion of $340,000 of principal indebtedness of a $350,000 convertible note payable issued by Regen to Zander. Subsequent to this event the principal amount due to Zander by Regen pursuant to the Convertible Note shall be $350,000 which shall be applied pursuant to the Agreement.

2) A $35,000 one time charge due to Zander by Regen (“One Time Charge”) shall be applied pursuant to the Agreement.

3) $75,900 of principal indebtedness due to Regen by Zander and $4,328 of accrued but unpaid interest due by Regen to Zander shall be applied pursuant to the Agreement.

No actions were taken by any of the parties to enforce the terms of the Agreement.

On April 15, 2021 the Agreement was amended as follows so that the material terms and conditions shall be:

a)	Zander shall not return the Conversion shares for cancellation and the principal indebtedness of the aforementioned convertible note shall not reflect such return
b)	As of December 16, 2019 all principal and accrued interest payable by Regen to Zander on that date resulting from Promissory Notes issued by Regen to Zander shall be credited towards amounts due by Zander pursuant to that agreement, as amended, entered into by and between Zander and Regen on June 23, 2015 (“License Agreement”) whereby Regen granted to Zander an exclusive worldwide right and license for the development and commercialization of certain intellectual property controlled by Regen for non-human veterinary therapeutic use for a term of fifteen years and that License Assignment And Consent agreement entered into by and between Regen, KCL and Zander on December 17, 2018 whereby Regen transferred and assigned to KCL all rights, duties, and obligations of Regen under the License Agreement and KCL agreed to assume such duties and obligations thereunder and be bound to the terms of the License Agreement with respect thereto.

The foregoing description of the abovementioned Agreement is not complete and is qualified in its entirety by reference to the text of the abovementioned agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference. Regen, KCL and Zander are under common control. David Koos serves as sole Officer and Chairman of the Board of Zander, Regen and KCL.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	AMENDMENT

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: April 15, 2021	By: /s/ David Koos

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